UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2005

STANDEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6 Manor Parkway, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Standex International Corporation

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2005, the registrant issued a press release announcing financial results for the quarter ended September 30, 2005.

ITEM 8.01 OTHER EVENTS

On October 27, 2005, the registrant, in its press release, also announced that it has retained an investment banker to identify potential buyers for its Consumer Products Group businesses which include Standard Publishing, a provider of Christian resources and publications; Berean Christian Stores, a Christian book retailer; and Standex Direct, a direct retailer of food products.  It is managements’ expectation that the consummation of this strategic initiative could be completed by the end of fiscal 2006.

A copy of the release is furnished herewith as Exhibit 99 and incorporated herein by reference.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 2.02, 8.01and Item 9.01 of Form 8-K.  The information furnished in this Current Report on Form 8-K including the Exhibit attached hereto, is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed incorporated by reference into any registrations under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements.  Several factors that could materially effect the Corporation’s actual results are identified in the press release as well as in the Corporation’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits - The following exhibit is provided as part of the information furnished under Items 2.02,  8.01 and 9.01 of this Current Report on Form 8-K.

 Exhibit No.

Description

99

Press Release of Standex International Corporation dated October 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION

(Registrant)

/S/ Christian Storch
Christian Storch Chief Financial Officer

Date: October 27, 2005

Signing on behalf of the registrant and as principal financial officer